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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 15, 2003

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


             KENTUCKY                                          61-0985936
  (State or other jurisdiction of                           (I.R.S. Employer
  incorporation or organization)                           Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           99.1 October 15, 2003 NS Group, Inc. Press Release


Item 9.           REGULATION FD DISCLOSURE

         On October 15, 2003, NS Group, Inc. issued a news release concerning a conference call to be held on October 21, 2003. The press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. NS GROUP, INC.



Date: October 15, 2003                        By: /s/ Thomas J. Depenbrock
                                                  -----------------------------
                                                  Thomas J. Depenbrock
                                                  Vice President, Treasurer and
                                                  Chief Financial Officer





                                  EXHIBIT INDEX



No.             Exhibit
---             -------
99.1            October 15, 2003 NS Group, Inc. Press Release